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Consent of Independent Certified Accountants

The Board of Directors
Capital Markets  Assurance Corporation

We consent to the use of our report included in the Form 8-K of Financial Asset Securities Corp. and to the reference to our firm under the heading "Experts" in the Prospectus Supplement for Headlands Home Equity Loan Trust 1996-1.

Our report dated January 25, 1996, refers to the Company's adoption at December 31, 1993 of Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities".

                              /s/ KPMG Peat Marwick LLP

New York, New York
December 26, 1996